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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 14, 1999


                               ROHN Industries, Inc.
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               (Exact name of registrant as specified in its charter)


Delaware                          1-8009                        84-1294908
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(State or other                (Commission                 (IRS Employer
jurisdiction of                  File No.)                 Identification No.)
incorporation)


                6718 West Plank Road, Peoria, Illinois 61604
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                  (Address of principal executive offices)


                              (309) 697-4400
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            (Registrant's telephone number, including area code)


                              Not applicable
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        (Former name or former address, if changes since last report)


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ITEM 5.  OTHER EVENTS

    On May 14, 1999, David V. LaRusso resigned as Vice President and Chief Financial Officer of the Company. The Company has announced that Brian B. Pemberton, President and Chief Executive Officer of the Company, will assume the additional responsibilities of interim Chief Financial Officer. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated May 14, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    Exhibit 99     Press release of the Company dated May 14, 1999.



                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 14, 1999

                                       ROHN INDUSTRES, INC.



                                       By:       /s/ Timothy W. Kirk
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                                            Timothy W. Kirk
                                            Vice President